UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2023 (December 29, 2022)

SMART FOR LIFE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41290	81-5360128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

990 S Rogers Circle, Suite 3, Boca Raton, FL	33487
(Address of principal executive offices)	(Zip Code)

(786) 749-1221
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SMFL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on July 1, 2021, Smart for Life, Inc. and certain of its subsidiaries (collectively, the “Company”) entered into a loan agreement, which was amended on June 29, 2022 (as amended, the “Loan Agreement”), with Diamond Creek Capital, LLC (the “Lender”) for a term loan in the principal amount of up to $3,000,000 (the “Loan”). The Loan bears interest at a rate of 15.0% per annum, provided that upon an event of default, such rate shall increase by 5%. The Loan was due and payable on the earlier of July 1, 2022 or upon completion of the Company’s initial public offering in February 2022. The Company repaid a portion of the Loan from the proceeds of such initial public offering. In connection with such repayment, the Lender agreed that the remaining balance was due and payable on January 1, 2023. The Loan is secured by all of the Company’s assets and the Loan Agreement contains customary events of default and financial and other covenants for a loan of this type.

On December 29, 2022, the Company and the Lender entered into a Second Amendment to Loan Agreement (the “Amendment”) to amend the terms of the Loan Agreement. Pursuant to the Amendment, the maturity date was extended to July 1, 2023 and certain financial covenants set forth in the Loan Agreement were amended, as more particularly described in the Amendment. The Lender also waived certain financial covenants set forth in the Loan Agreement. As consideration for entering into the Amendment, the Company agreed to pay the Lender an extension, waiver and amendment fee of $30,000 concurrent with entering into the Amendment.

The foregoing summary of the terms and conditions of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment attached as Exhibit 10.1 hereto, which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Second Amendment to Loan Agreement, dated December 29, 2022, between Smart for Life, Inc. and Diamond Creek Capital, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2023	SMART FOR LIFE, INC.

/s/ Darren C. Minton
	Name:	Darren C. Minton
	Title:	Chief Executive Officer

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